Exhibit 99.1
Slack Announces Strong Fourth Quarter and Fiscal Year 2021 Results
Crossed $1 billion in revenue run rate with $250.6 million in total revenue in Q4 FY2021
Q4 FY2021 Calculated Billings of $359.9 million, up 41% year-over-year
Added a record of over 14,000 net new Paid Customers, for a total of 156,000
SAN FRANCISCO, March 4, 2021—Slack Technologies, Inc., (NYSE: WORK) today reported financial results for its fourth quarter and fiscal year ended January 31, 2021.
Management Commentary:
“The past year has seen an unprecedented acceleration of digital transformation and a radical shift in the popular imagining of how the world uses software to work together,” said Stewart Butterfield, Chief Executive Officer and Co-Founder at Slack. “Slack was built for this. We had a record setting year, crossing over the $1 billion revenue run rate mark thanks to breakthrough product innovation that helps customers unlock all of the opportunity that exists in the new digital-first world of work. Looking ahead, we will continue to innovate and execute by expanding the Slack Connect network, attracting more new Paid Customers, and deepening the breadth and depth of Slack’s open platform.”
“This was a tremendous quarter, with leaders and innovators choosing to standardize on Slack in record numbers. We saw accelerating growth in new Paid Customers, adding 14,000 in the most recent quarter, up from 5,000 in the fourth quarter of the prior year, and continued success in the enterprise segment, with Paid Customers with over $1 million in annual recurring revenue up 54% year-over-year,” said Allen Shim, Chief Financial Officer at Slack. “We’re continuing to manage the business prudently while investing in our long-term opportunity to help companies make the transformations needed to thrive in the new world of work.”
Fourth Quarter Fiscal 2021 Financial Highlights:
•Total revenue was $250.6 million, an increase of 38% year-over-year.
•Calculated Billings was $359.9 million, an increase of 41% year-over-year.
•GAAP gross profit was $215.4 million, or 86.0% gross margin, compared to $157.5 million, or 86.6% gross margin, in the fourth quarter of fiscal year 2020. Non-GAAP gross profit was $219.4 million, or 87.5% gross margin, compared to $160.6 million, or 88.3% gross margin, in the fourth quarter of fiscal year 2020.
•GAAP operating loss was $72.6 million, or 29.0% of total revenue, compared to a $91.2 million loss in the fourth quarter of fiscal year 2020, or 50.1% of total revenue. Non-GAAP operating loss was $6.3 million, or 2.5% of total revenue, compared to a $23.1 million loss in the fourth quarter of fiscal year 2020, or 12.7% of total revenue.
•GAAP net loss per basic and diluted share was $0.14. Non-GAAP net loss per share was $0.01.
•Net cash provided by operations was $15.7 million, or 6% of total revenue, compared to cash provided by operations of $10.5 million, or 6% of total revenue, for the fourth quarter of fiscal year 2020. Free Cash Flow was $15.1 million, or 6% of total revenue, compared to $(0.8) million, or 0% of total revenue for the fourth quarter of fiscal year 2020.
•Our fourth quarter fiscal 2021 financial results reflect $8.7 million of transaction expenses associated with the proposed merger with salesforce.com, inc.
Fiscal Year 2021 Financial Highlights:
•Total revenue was $902.6 million, an increase of 43% year-over-year.
•Calculated Billings was $1,036.5 million, an increase of 35% year-over-year.
•GAAP gross profit was $780.9 million, or 86.5% gross margin, compared to $533.2 million, or 84.6% gross margin, in fiscal year 2020. Non-GAAP gross profit was $795.1 million, or 88.1% gross margin, compared to $552.6 million, or 87.7% gross margin, in fiscal year 2020.
•GAAP operating loss was $283.1 million, or 31.4% of total revenue, compared to a $588.3 million loss in fiscal year 2020, or 93.3% of total revenue. Non-GAAP operating loss was $32.8 million, or 3.6% of total revenue, compared to a $130.6 million loss in fiscal year 2020, or 20.7% of total revenue.
•GAAP net loss per basic and diluted share was $0.53. Non-GAAP net loss per share was $0.03.
•Net cash provided by operations was $72.4 million, or 8% of total revenue, compared to cash used in operations of $12.4 million, or 2% of total revenue, for fiscal year 2020. Free Cash Flow was $62.2 million, or 7% of total revenue, compared to $(62.0) million, or (10)% of total revenue for fiscal year 2020.

•Our fiscal year 2021 financial results reflect $8.7 million of transaction expenses associated with the proposed merger with salesforce.com, inc.
Recent Business Highlights:
•Fiscal Year Highlights:
◦Over 156,000 Paid Customers, up 42% year-over-year.
◦123% net dollar retention rate.
◦1,183 Paid Customers with greater than $100,000 in annual recurring revenue, up 32% year-over-year.
◦108 Paid Customers with greater than $1 million in annual recurring revenue, up 54% year-over-year.
◦Over 74,000 Paid Customers using Slack Connect, up from over 64,000 at the end of last quarter.
◦Over 660,000 connected endpoints on Slack Connect, up over 245% year-over-year.
Non-GAAP Financial Measures:
This press release and the accompanying tables contain the following non-GAAP financial measures: Calculated Billings, Free Cash Flow, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share. Certain of these non-GAAP financial measures exclude stock-based compensation and related employer payroll taxes, amortization of debt discount and issuance costs, and amortization of intangible assets.
Slack believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Slack’s financial condition and results of operations. Slack’s management uses these non-GAAP measures to compare Slack’s performance to that of prior periods for trend analysis, and for budgeting and planning purposes. Slack believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Slack’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.
Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Slack’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Slack urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate Slack’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.
Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our product development, business strategy and plans, market trends, and positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Slack’s control. Slack’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Slack’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Slack makes with the Securities and Exchange Commission from time to time. The forward-looking statements included in this press release represent Slack’s views as of the date of this press release. Slack undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Presentation:
An investor presentation providing additional information and analysis can be found at investor.slackhq.com.
About Slack:
Slack has transformed business communication. It’s the leading channel-based messaging platform, used by millions to align their teams, unify their systems, and drive their businesses forward. Only Slack offers a secure, enterprise-grade environment that can scale with the largest companies in the world. It is a new layer of the business technology stack where people can work together more effectively, connect all their other software tools and services, and find the information they need to do their best work. Slack is where work happens.
- ## -
Slack and the Slack logo are trademarks of Slack Technologies, Inc. or its subsidiaries in the U.S. and/or other countries. Other names and brands may be claimed as the property of others.
CONTACTS:

Jesse Hulsing	Julie Mullins
Investor Relations	Media Relations
ir@slack.com	pr@slack.com

SLACK TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Revenue	$250,598	$181,903	$902,610	$630,422
Cost of revenue	35,175	24,371	121,692	97,191
Gross profit	215,423	157,532	780,918	533,231
Operating expenses:
Research and development	100,695	93,639	382,145	457,364
Sales and marketing	121,922	103,340	460,709	402,780
General and administrative	65,438	51,741	221,148	261,365
Total operating expenses	288,055	248,720	1,064,002	1,121,509
Loss from operations	(72,632)	(91,188)	(283,084)	(588,278)
Interest expense	(11,969)	(279)	(38,105)	(858)
Interest income and other income, net	4,082	3,466	28,386	21,368
Loss before income taxes	(80,519)	(88,001)	(292,803)	(567,768)
Provision for (benefit from) income taxes	786	1,093	(315)	589
Net loss	(81,305)	(89,094)	(292,488)	(568,357)
Net income (loss) attributable to noncontrolling interest	656	(91)	7,934	2,701
Net loss attributable to Slack common stockholders	$(81,961)	$(89,003)	$(300,422)	$(571,058)
Basic and diluted net loss per share:
Net loss per share attributable to Slack common stockholders, basic and diluted	$(0.14)	$(0.16)	$(0.53)	$(1.43)
Weighted-average shares used in computing net loss per share attributable to Slack common stockholders, basic and diluted	576,258	550,444	567,152	399,461

SLACK TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	January 31, 2021	January 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$1,081,357	$498,999
Marketable securities	505,895	269,593
Accounts receivable, net	237,439	145,844
Prepaid expenses and other current assets	59,702	55,967
Total current assets	1,884,393	970,403
Restricted cash	38,490	38,490
Strategic investments	68,161	28,814
Property and equipment, net	87,908	102,340
Operating lease right-of-use assets	219,195	197,830
Intangible assets, net	17,885	13,530
Goodwill	76,204	48,598
Other assets	41,464	41,701
Total assets	$2,433,700	$1,441,706
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,145	$16,893
Accrued compensation and benefits	108,868	65,196
Accrued expenses and other current liabilities	29,864	32,123
Operating lease liability	34,930	30,465
Deferred revenue	510,311	375,263
Total current liabilities	697,118	519,940
Convertible senior notes, net	651,398	—
Operating lease liability, noncurrent	225,266	196,378
Deferred revenue, noncurrent	294	1,451
Other liabilities	2,183	38
Total liabilities	1,576,259	717,807
Commitments and contingencies
Stockholders’ equity:
Common stock	58	56
Additional paid-in-capital	2,371,676	1,945,446
Accumulated other comprehensive income (loss)	102	(71)
Accumulated deficit	(1,537,043)	(1,236,621)
Total Slack Technologies, Inc. stockholders’ equity	834,793	708,810
Noncontrolling interest	22,648	15,089
Total stockholders’ equity	857,441	723,899
Total liabilities and stockholders’ equity	$2,433,700	$1,441,706

SLACK TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Cash flows from operating activities:
Net loss	$(81,305)	$(89,094)	$(292,488)	$(568,357)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,620	6,708	28,818	27,127
Stock-based compensation	57,764	63,237	227,363	426,524
Amortization of debt discount and issuance costs	10,631	—	33,690	—
Noncash operating lease expense	10,341	8,963	37,615	8,963
Amortization of deferred contract acquisition costs	4,723	2,631	15,767	8,153
Net amortization of bond premium (discount) on debt securities available for sale	1,135	(103)	2,173	(2,180)
Change in fair value of strategic investments	(2,190)	192	(20,278)	(5,599)
Other non-cash adjustments	(1,631)	532	(2,052)	(210)
Changes in operating assets and liabilities:
Accounts receivable	(114,983)	(61,122)	(92,361)	(58,202)
Prepaid expenses and other assets	(7,305)	(8,545)	(16,601)	(20,594)
Accounts payable	(6,990)	5,721	(3,411)	6,726
Operating lease liabilities	(7,682)	(9,495)	(25,603)	(9,495)
Accrued compensation and benefits	31,258	18,166	43,669	19,045
Deferred revenue	109,325	72,790	132,901	134,841
Other current and long-term liabilities	4,986	(66)	3,237	20,869
Net cash provided by (used in) operating activities	15,697	10,515	72,439	(12,389)
Cash flows from investing activities:
Purchases of marketable securities	(110,414)	(87,293)	(561,161)	(290,188)
Maturities of marketable securities	78,908	115,328	316,979	517,583
Sales of marketable securities	—	—	5,900	166,074
Net cash acquired from a business combination	—	—	6,571	—
Acquisition of intangible assets	—	(2,500)	(2,375)	(2,500)
Purchases of property and equipment	(551)	(11,350)	(10,232)	(49,626)
Purchase of strategic investments	(4,980)	(4,849)	(20,045)	(14,132)
Proceeds from liquidation of strategic investments	139	59	1,265	2,917
Net cash provided by (used in) investing activities	(36,898)	9,395	(263,098)	330,128
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	841,329	—
Purchases of capped calls related to convertible senior notes	—	—	(105,570)	—
Proceeds from exercise of stock options	2,751	2,615	13,130	14,227
Payments of contingent consideration for acquisitions	—	—	(5,250)	(5,000)
Issuance of common stock for employee stock purchase plan	—	—	29,753	7,351
Capital contributions from noncontrolling interest holders	—	—	—	3,840
Distributions to noncontrolling interest holders	—	—	(375)	(1,372)
Other financing activities	—	—	—	(556)
Net cash provided by financing activities	2,751	2,615	773,017	18,490
Net increase (decrease) in cash, cash equivalents and restricted cash	(18,450)	22,525	582,358	336,229
Cash, cash equivalents and restricted cash at beginning of period	1,138,297	514,964	537,489	201,260
Cash, cash equivalents and restricted cash at end of period	$1,119,847	$537,489	$1,119,847	$537,489

SLACK TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands)
(Unaudited)

Calculated Billings

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Revenue	$250,598	$181,903	$902,610	$630,422
Add: Total deferred revenue, end of period	510,605	376,714	510,605	376,714
Less: Total deferred revenue, beginning of period	(401,280)	(303,924)	(376,714)	(241,873)
Calculated Billings	$359,923	$254,693	$1,036,501	$765,263

Free Cash Flow

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Net cash provided by (used in) operating activities	$15,697	$10,515	$72,439	$(12,389)
Purchases of property and equipment	(551)	(11,350)	(10,232)	(49,626)
Free Cash Flow	$15,146	$(835)	$62,207	$(62,015)
Operating cash margin	6.3%	5.8%	8.0%	(2.0)%
Purchases of property and equipment	(0.3)%	(6.3)%	(1.1)%	(7.8)%
Free Cash Flow margin	6.0%	(0.5)%	6.9%	(9.8)%

SLACK TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(In thousands, except per share data)
(Unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Reconciliation of gross profit:
GAAP gross profit	$215,423	$157,532	$780,918	$533,231
Add: Stock-based compensation and related employer payroll taxes	2,988	2,523	11,038	17,179
Add: Amortization of acquired intangible assets	966	558	3,186	2,233
Non-GAAP gross profit	$219,377	$160,613	$795,142	$552,643
GAAP gross margin	86.0%	86.6%	86.5%	84.6%
Non-GAAP adjustments	1.5%	1.7%	1.6%	3.1%
Non-GAAP gross margin	87.5%	88.3%	88.1%	87.7%

Reconciliation of operating expenses:
GAAP research and development	$100,695	$93,639	$382,145	$457,364
Less: Stock-based compensation and related employer payroll taxes	(32,802)	(35,212)	(123,291)	(241,071)
Less: Amortization of acquired intangible assets	—	(150)	(424)	(599)
Non-GAAP research and development	$67,893	$58,277	$258,430	$215,694

GAAP sales and marketing	$121,922	$103,340	$460,709	$402,780
Less: Stock-based compensation and related employer payroll taxes	(16,258)	(16,715)	(63,619)	(104,503)
Less: Amortization of acquired intangible assets	(500)	(325)	(1,708)	(1,300)
Non-GAAP sales and marketing	$105,164	$86,300	$395,382	$296,977

GAAP general and administrative	$65,438	$51,741	$221,148	$261,365
Less: Stock-based compensation and related employer payroll taxes	(12,553)	(12,544)	(46,286)	(90,711)
Less: Amortization of acquired intangible assets	(247)	(42)	(702)	(42)
Non-GAAP general and administrative	$52,638	$39,155	$174,160	$170,612

Reconciliation of loss from operations:
GAAP operating loss	$(72,632)	$(91,188)	$(283,084)	$(588,278)
Add: Stock-based compensation and related employer payroll taxes	64,601	66,994	244,234	453,464
Add: Amortization of acquired intangible assets	1,713	1,075	6,020	4,174
Non-GAAP operating loss	$(6,318)	$(23,119)	$(32,830)	$(130,640)
GAAP operating margin	(29.0)%	(50.1)%	(31.4)%	(93.3)%
Non-GAAP adjustments	26.5%	37.4%	27.8%	72.6%
Non-GAAP operating margin	(2.5)%	(12.7)%	(3.6)%	(20.7)%

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Reconciliation of net loss and net loss per share:
Net loss attributable to Slack common stockholders	$(81,961)	$(89,003)	$(300,422)	$(571,058)
Add: Stock-based compensation and related employer payroll taxes	64,601	66,994	244,234	453,464
Add: Amortization of acquired intangible assets	1,713	1,075	6,020	4,174
Add: Amortization of debt discount and issuance costs	10,631	—	33,691	—
Non-GAAP net loss	$(5,016)	$(20,934)	$(16,477)	$(113,420)

GAAP net loss per share, basic and diluted	$(0.14)	$(0.16)	$(0.53)	$(1.43)
Add: Stock-based compensation and related employer payroll taxes	0.11	0.12	0.43	1.14
Add: Amortization of acquired intangible assets	—	—	0.01	0.01
Add: Amortization of debt discount and issuance costs	0.02	—	0.06	—
Non-GAAP net loss per share, basic and diluted	$(0.01)	$(0.04)	$(0.03)	$(0.28)

Weighted-average common shares outstanding, basic and diluted	576,258	550,444	567,152	399,461